UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 28, 2004




                            GENERAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                       1-12983                06-1398235
--------------------------------  -----------------------    -------------------
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
          incorporation                                      Identification No.)

                                4 Tesseneer Drive
     -----------------------------------------------------------------------
                        Highland Heights, Kentucky 41076
                (Address of principal executive offices/Zip Code)


                                 (859) 572-8000
     -----------------------------------------------------------------------
               Registrant's telephone number, including area code


                             Not Applicable
     -----------------------------------------------------------------------
     (Former name or former address, if changed since last report)

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ITEM 5.  Other Events

         On January 28, 2004, the registrant issued a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c) The exhibit accompanying this report is listed in the Index to Exhibits.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GENERAL CABLE CORPORATION


Date:    January 28, 2004    By:  /s/Robert J. Siverd
                                  ------------------------------------------
                                   Robert J. Siverd
                                   Executive Vice President and General Counsel


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                                INDEX TO EXHIBITS


Number                       Description                       Method of Filing
------       ---------------------------------------           ----------------

 99.1        General Cable Corporation press release dated      Filed herewith
             January 28, 2004